UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K





                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                Date of Report (date of earliest event reported)

                                 April 19, 2004



                     MEDICAL STAFFING NETWORK HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)



         Delaware                        1-31299                 65-0865171
-----------------------------   --------------------------  --------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)


                901 Yamato Road, Suite 110, Boca Raton, FL 33431
               --------------------------------------------------
                    (Address of principal executive offices)



        Registrant's telephone number, including area code: 561-322-1300
                                                            ------------


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Item 7. Financial Statements and Exhibits.

     (a)  Not Applicable.

     (b)  Not Applicable.

     (c)  Exhibits:

          99.1 Press Release dated April 19, 2004.

Item 9. Regulation FD Disclosure.

     The registrant is attaching a copy of a press release dated April 19, 2004, as Exhibit 99.1.

Limitation on Incorporation by Reference

     In accordance with General Instruction B.2 of Form 8-K, the information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. The filing of this Current Report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  April 19, 2004                    MEDICAL STAFFING NETWORK HOLDINGS, INC.



                                         By: /s/ Kevin S. Little
                                            ------------------------------------
                                            Kevin S. Little
                                            Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.       Description

99.1              Press Release dated April 19, 2004.